POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, WADE R. BRIDGE, TINA H. BLOOM and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2012.

/s/ Timothy J. Wahl
Timothy J. Wahl
President and Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF Los Angeles	)

On November 15, 2012 before me, Renee Lindsey, Notary Public, personally appeared Timothy J. Wahl, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Renee Lindsey
Notary Public

My commission expires: April 20, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, WADE R. BRIDGE, TINA H. BLOOM and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2012.

/s/ Nicholas G. Tonsich
Nicholas G. Tonsich
Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF Los Angeles	)

Before me, a Notary Public, in and for said county and state, personally appeared Nicholas G. Tonsich, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of November, 2012.

/s/ Niko Hazdovac
Notary Public

My commission expires: July 1, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, WADE R. BRIDGE, TINA H. BLOOM and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2012.

/s/ Darrin F. DelConte
Darrin F. DelConte
Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF Los Angeles	)

Before me, a Notary Public, in and for said county and state, personally appeared Darrin F. DelConte, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of October, 2012.

/s/ Felecia M. Hernandez
Notary Public

My commission expires: August 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, The Investment House Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, WADE R. BRIDGE, TINA H. BLOOM and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of October, 2012.

/s/ Brian D. Horner
Brian D. Horner
Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF Los Angeles	)

Before me, a Notary Public, in and for said county and state, personally appeared Brian D. Horner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of October, 2012.

/s/ Amanda Courtney
Notary Public

My commission expires: 7/23/2014